Exhibit 99.1

UNITED STATES BANKRUPTCY COURT
DISTRICT OF NEW HAMPSHIRE
In Re:		Chapter 11
GT ADVANCED TECHNOLOGIES., et. al.,		Case No. 14-11916 (HJB)
Debtors [1]		Jointly Administered

Monthly Operating Report
For the Period of October 6, 2014 to November 1, 2014 [2]

DEBTORS' ADDRESS:     243 Daniel Webster Highway
Merrimack, NH 03054

DEBTORS' ATTORNEYS: PAUL HASTINGS LLP Park Avenue Tower
75 East 55th Street, First Floor
New York, New York 10022
Telephone: (212) 318-6000
Facsimile: (212) 319-4090
Luc A. Despins, Esq. Andrew V. Tenzer, Esq. James T. Grogan, Esq.

This Monthly Operating Report ("MOR") has been prepared solely for the purposes of complying with the monthly reporting requirements applicable in these Chapter 11 cases and is in a format that the Debtors believe is acceptable to the United States Trustee. The financial information contained herein is limited in scope and covers a limited time period. Moreover, such information is preliminary and unaudited, and is not prepared in accordance with accounting principles generally accepted in the United States ("GAAP").

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Kanwardev Raja Singh Bal	December 3, 2014
Kanwardev Raja Singh Bal	Date
Vice President and Chief Financial Officer

Notes:
[1] The Debtors, along with the last four digits of each debtor's tax identification number, as applicable, are: GT Advanced Technologies Inc. (6749), GTAT Corporation (1760), GT Advanced Equipment Holding LLC (8329), GT Equipment Holdings, Inc. (0040), Lindbergh Acquisition Corp. (5073), GT Sapphire Systems Holding LLC (4417), GT Advanced Cz LLC (9815), GT Sapphire Systems Group LLC (5126), and GT Advanced Technologies Limited (1721). The Debtors' corporate headquarters are located at 243 Daniel Webster Highway, Merrimack, NH 03054.
[2] The Statements of Operations (MOR-3) covers a modified period to coincide with the Debtor' standard reporting period.

UNITED STATES BANKRUPTCY COURT DISTRICT OF NEW HAMPSHIRE

In re GT ADVANCED TECHNOLOGIES INC. et al.,	Case No.	14-11916
	Period reporting	10/6/14-11/1/14

MONTHLY OPERATING REPORT

Submit copy of report to any official committee appointed in the case

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Monthly Reporting Questionnaire	MOR-1	Yes	No
Schedule of Cash Receipts and Disbursements	MOR-2	Yes	No
Bank Account Reconciliation	MOR-2 (Cont)	Yes	No
Copies of Debtor's Bank Reconciliations		No	No
Copies of Debtor's Bank Statements		No	No
Copies of Cash Disbursements Journals		No	No
Statement of Operations	MOR-3	Yes	No
Balance Sheet	MOR-4	Yes	No
Schedule of Post-Petition Liabilities	MOR-5	Yes	No
Copies of IRS Form 6123 or payment receipt		No	No
Copies of tax returns filed during reporting period		No	No
Detailed listing of aged accounts payables		No	No
Accounts Receivable Reconciliation and Aging	MOR-6	Yes	No

GT ADVANCED TECHNOLOGIES INC. et al.,	Case No.	14-11916
Debtor	Reporting Period	10/6/14 - 11/1/14

MONTHLY REPORTING QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		✓
2. Have any funds been disbursed from any account other than a debtor-in-possession account this reporting period? If yes, provide an explanation below.		✓
3. Have any payments been made on pre-petition debt, other than payments in the normal course to secured creditors or lessors? If yes, attach listing including date of payment, amount of payment, and name of payee.
✓
4. Have any payments been made to professionals? If yes, attach listing including date of payment, amount of payment, and name of payee.		✓
5. If the answer to question 3 and/or 4 is yes, were all such payments approved by the Court?	✓
6. Have any payments been made to officers, insiders, shareholders, or relatives? If yes, attach listing including date of payment, amount and reason for payment, and name of payee.	✓
7. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	✓
8. Is the estate current on the payment of post-petition taxes?	✓
9. Is the estate insured for the replacement cost of assets and for general liability? If no, provide an explanation below.	✓
10. Is workers' compensation insurance in effect?	✓
11. Have all current insurance payments been made? Attach copies of all new and renewed insurance policies.	✓
12. Are a plan and disclosure statement on file?		✓
13. Was there any post-petition borrowing during this reporting period?		✓

Explanations:
See attached schedules for numbers 3 and 6.

GT ADVANCED TECHNOLOGIES INC. et al.,	Case No.	14-11916
Debtor	Reporting Period	10/6/14 - 11/1/14

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS [1]

Case No.	Case Name	Bank Cash Receipts [2]	Bank Cash Disbursements [3]	Inter-Debtor Transfers
14-11916	GT Advanced Technologies Inc.	$ -	$ -	$ -
14-11917	GT Equipment Holdings, Inc.	-	-	-
14-11919	GTAT Corporation	1,559,830	(9,850,818)	(2,800,000)
14-11920	GT Advanced Technologies Limited	239,435	(1,191,765)	2,000,000
14-11922	Lindbergh Acquisition Corp.	-	(19)	-
14-11923	GT Sapphire Systems Group LLC	744,667	(843,405)	800,000
14-11924	GT Sapphire Systems Holding LLC	-	-	-
14-11925	GT Advanced CZ LLC	3,917	(532)	-
14-11929	GT Advanced Equipment Holding LLC	-	(1,009)	-

	Total Debtors	$2,547,849	$(11,887,548)	$ -

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES
Total Disbursements [2]	$(11,887,548)
Less: Transfers To Debtor In Possession Accounts	N/A
Plus: Estate Disbursements Made By Outside Sources (I.E. From Escrow Accounts)	N/A
Total Disbursements For Calculating U.S. Trustee Quarterly Fees	$(11,887,548)

Notes:
[1] Represents all bank activity among Debtors post filing on October 6, 2014 through the end of the period.
[2] Represents all receipts (excluding intercompany funding activity by and among Debtors).
[3] Represents operating disbursements, restructuring disbursements and bank fees (excluding intercompany funding activity between Debtors).

GT ADVANCED TECHNOLOGIES INC. et al.,	Case No.	14-11916
Debtor	Reporting Period	10/6/14 - 11/1/14

BANK ACCOUNT RECONCILIATIONS [1]

Entity	Bank	Account No. [2]	Description	Ending Bank Balance
GT Advanced Cz LLC	Bank of America	5023	Deposit Account	$219,609
GT Advanced Cz LLC	Bank of America	6497	Deposit Account	-
GT Advanced Equipment Holding LLC	Bank of America	8144	Deposit Account	19,196
GT Advanced Equipment Holding LLC	Bank of America	3803	Investment Account	-
GT Advanced Technologies Limited	Bank of America US	7350	Deposit Account	349,022
GT Advanced Technologies Limited	Bank of America Hong Kong	2014	Deposit Account	269,714
GT Advanced Technologies Limited	Bank of America Hong Kong	2022	Deposit Account	573,184
GT Advanced Technologies Limited	Bank of America Hong Kong	2030	Deposit Account	-
GT Advanced Technologies Limited	Bank of America Hong Kong	2048	Deposit Account	0
GT Advanced Technologies Limited	Bank of America Hong Kong	2056	Deposit Account	1,811
GT Advanced Technologies Limited	Bank of America Hong Kong	9201	Deposit Account	1,330,350
GT Sapphire Systems Group LLC	Bank of America	7965	Deposit Account	66,694
GT Sapphire Systems Group LLC	Bank of America	9105	Deposit Account	-
GT Sapphire Systems Group LLC	Wells Fargo	2633	Operating Account	728,800
GTAT Corporation	Bank of America	3294	Deposit Account	2,136,147
GTAT Corporation	Bank of America	5002	Deposit Account	177
GTAT Corporation	Bank of America	5254	Investment Account	63,020,022

GTAT Corporation	Bank of America	4718	Investment Account	-
GTAT Corporation	Santander Bank	8960	Money Market Account	0
GTAT Corporation	Bank of America	4487	Deposit Account	-
GTAT Corporation	Bank of America	6508	Utility Account [3]	-
GTAT Corporation d/b/a Crystal Systems	Bank of America	1546	Deposit Account	2,875,213
GTAT Corporation d/b/a Crystal Systems	Bank of America	7590	Deposit Account	0
Lindbergh Acquisition Corp	Bank of America	8343	Deposit Account	75,404

Total Debtors Bank Cash				$71,665,342

Notes:
[1] As part of the Debtors monthly close process, all bank accounts have been reconciled to the applicable bank statements without exception. The Debtors were authorized to use these accounts on a postpetition basis pursuant to the final order signed on October 9, 2014 approving use of the existing cash management system, banks and financial institutions to honor and process checks and transfers, continued use of intercompany transactions, and authorizing debtors to use existing bank accounts and existing business forms (Court Docket: #0064).
[2] Last four digits of the account number.
[3] Pursuant to a final order on October 30, 2014, the Company created an account for adequate assurance for utility providers (Court Docket #0388). The initial deposit was transferred from account number 3294 after the period end of this report.

GT ADVANCED TECHNOLOGIES INC. et al.,	Case No.	14-11916
Debtor	Reporting Period	9/28/14-11/1/14

STATEMENT OF OPERATIONS

See Exhibit A.

GT ADVANCED TECHNOLOGIES INC. et al.,	Case No.	14-11916
Debtor	Reporting Period	9/28/14-11/1/14

BALANCE SHEET

See Exhibit A.

GT ADVANCED TECHNOLOGIES INC. et al.,	Case No.	14-11916
Debtor	Reporting Period	10/6/14 - 11/1/14

STATUS OF POST-PETITION TAXES [1] [2]

	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
Federal
Income Tax Withholding	$ -	$1,049,630	$(1,049,630)	Various	Various	$ -
FICA-Employee	-	473,729	(473,729)	Various	Various	-
FICA-Employer	-	461,574	(461,574)	Various	Various	-
Unemployment	-	1,957	(1,957)	Various	Various	-
Income	-	-	-	Various	Various	-
Other:	-	-	-	Various	Various	-
Total Federal Taxes	$ -	$1,986,890	$(1,986,890)			$ -
State and Local
Income Tax Withholding	$ -	$232,135	$(232,135)	Various	Various	$ -
Sales	-	626	(626)	Various	Various	-
Excise	-	-	-	Various	Various	-
Unemployment	-	10,738	(10,738)	Various	Various	-
Real Property	-	11,246	-	Various	Various	11,246
Personal Property	-	138,320	-	Various	Various	138,320
Other:	-	73,632	(73,632)	Various	Various	-
Total State and Local	$ -	$466,697	$(317,131)			$149,566
Withholding for Employee Healthcare [3]	-	-	-			-
Premiums, Pensions & Other Benefits [3]	-	-	-			-
Total Taxes	$ -	$2,453,588	$ (2,304,022)			$149,566

SUMMARY OF UNPAID POST-PETITION DEBTS

	Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable [4], [5]	$935,674	$56,401	$ -	$ -	$ -	$992,075
Amounts Due to Insiders [6]	-	-	-	-	-	-
Total Postpetition Debts	$935,674	$56,401	$ -	$ -	$ -	$992,075

Notes:
[1] Copies of IRS Form 6123 and all state, local and federal tax forms and returns can be provided to the UST upon request.
[2] This schedule excludes any taxes related to the Hong Kong entity GT Advanced Technologies Limited.
[3] The Company does withhold premiums for various benefit programs but there were no taxes related to these amounts.
[4] Reflects only trade related payables. Aging schedule excludes accruals and unbilled inventory.
[5] As of the filing of this report, the Company has not fully completed the bifurcation of pre and post-petition invoices. As such, aging includes certain prepetition amounts. As of November 1, 2014, all postpetition payables were less then 30 days old.
[6] Solely, for purposes of this monthly operating report, the Debtors define “insiders” to include the following: (a) members of the board of directors of GT Advanced Technologies Inc.; and (b) statutory “officers” under section 16 of the Securities Exchange Act. The Debtors do not take any position with respect to: (a) such person’s influence over the control of the Debtors; (b) the management responsibilities or functions of such individual; (c) the decision-making or corporate authority of such individual; or (d) whether such individual could successfully argue that he or she, at the time of receipt of any transfers, was not an “insider” under applicable law (including for the purposes of section 503(c) of the Bankruptcy Code), including the federal securities laws, or with respect to any theories of liability or for any other purpose.

GT ADVANCED TECHNOLOGIES INC. et al.,	Case No.	14-11916
Debtor	Reporting Period	10/6/14 - 11/1/14

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	$ 8,362,039
+ Amounts billed during the period	4,791,206
- Amounts collected during the period (Book Cash Receipts)	(1,901,383)
Total Accounts Receivable at the end of the reporting period	$ 11,251,863

Accounts Receivable Aging	Amount
0 - 30 days old	$ 8,525,927
31 - 60 days old	509,875
61 - 90 days old	762,301
91+ days old	1,453,759
Total Accounts Receivable	$ 11,251,862
Amount considered uncollectible (Bad Debt)	(1,580,875)
Accounts Receivable (Net)	$ 9,670,988

GT ADVANCED TECHNOLOGIES INC. et al.,	Case No.	14-11916
Debtor	Reporting Period	10/6/14-11/1/14

PRE-PETITION DEBT PAYMENTS Monthly Reporting Questionnaire - #3

Entity	Vendor Name	Reference	Date	Amount
GTAT Corp	AMERICAN ESCROW & CLOSING COMPANY	A	10/20/2014	$21,208
GTAT Corp	ANTHEM BLUE CROSS BLUE SHIELD	A	10/20/2014	39,468
GTAT Corp	ANTHEM BLUE CROSS BLUE SHIELD	A	10/17/2014	111,255
GTAT Corp	NORTHEAST DELTA DENTAL	A	10/20/2014	16,062
GTAT Corp	UNUM LIFE INSURANCE	A	10/20/2014	9,935
GTAT Corp	UNUMPROVIDENT	A	10/20/2014	41
GTAT Corp	VISION SERVICE PLAN INSURANCE CO.	A	10/20/2014	3,543
GTAT Corp	FREGERIO, MATTHEW	A	10/23/2014	445
GTAT Corp	ADP	A	10/13/2014	12,601
GTAT Corp	CONCUR TECHNOLOGIES INC	A	10/13/2014	5,140
GTAT Corp	ETRADE FINANCIAL SERVICES	A	10/13/2014	4,425
GT Sapphire Systems Group LLC	KAISER FOUNDATION HEALTH PLAN	A	10/24/2014	4,976
GT Sapphire Systems Group LLC	STATE BOARD OF EQUALIZATION	B	10/31/2014	644
GT Advanced Technologies Limited	KERRY FREIGHT (HONG KONG) LTD.	C	10/17/2014	103,644
GT Advanced Technologies Limited	KERRY FREIGHT (HONG KONG) LTD.	C	10/17/2014	171,071

Total				$504,459

Key:
A
Paid Pursuant to the Final Order Granting Debtors’ Emergency Motion, Pursuant To Bankruptcy Code Sections 105(A), 363(B), 503(B), 507(A)(4), 507(A)(8), And Bankruptcy Rules 6003 And 6004, For Entry Of Order (A) Authorizing Debtors To (I) Pay Certain Employee Compensation And Benefits And (II) Maintain And Continue Such Benefits And Other Employee related Programs And (B) Authorizing And Directing Banks And Financial Institutions To Honor And Process Checks And Transfers Related To Such Obligations. (Docket No. 0095).

B
Paid pursuant to to the final Order, Pursuant to Bankruptcy Code Sections 105(A), 363(B), 541 and 507(A)(8) and Bankruptcy Rules 6003 and 6004, (A) Authorizing Debtors to Pay Prepetition Taxes and Fees and (B) Authorizing and Directing Banks and Financial Institutions to Honor and Process Checks and Transfers Related to Such Obligations. (Docket No. 0069).

C
Paid pursuant to the Interim Order, Pursuant to Bankruptcy Code Sections 105(A) and 363(B) and Bankruptcy Rules 6003 and 6004, (A) Authorizing Debtors’ Payment of Certain Prepetition Shipping and Delivery Charges and (II) Mechanic’s Lien Charges and (B) Authorizing and Directing Banks and Financial Institutions to Honor and Process Checks and Transfers Related to Such Obligations. (Docket No. 103).

GT ADVANCED TECHNOLOGIES INC. et al.,	Case No.	14-11916
Debtor	Reporting Period	10/6/14 - 11/1/14

PAYMENTS TO INSIDERS [1]
Monthly Reporting Questionnaire - #6

Description	Title	Description	Amount
Watson, Noel G	Director	Expenses	$2,031
Gutierrez, Thomas	President and Chief Executive Officer	Payroll / Expenses	57,159
Bal, Kanwardev R	Vice President and Chief Financial Officer	Payroll / Expenses	25,024
Kim, Hoil	Vice President, Chief Administrative Officer, General Counsel & Secretary	Payroll / Expenses	31,179
Squiller, Daniel	Chief Operating Officer	Payroll / Expenses	48,324
Ford, Jeffrey	Vice President and General Manager, DSS Business Development	Payroll / Expenses	37,320
Keck, David	Executive VP, Worldwide Sales and Service	Payroll / Expenses	31,741

Total			$232,777

Notes:
[1] Solely, for purposes of this monthly operating report, the Debtors define “insiders” to include the following: (a) members of the board of directors of GT Advanced Technologies Inc.; and (b) statutory “officers” under section 16 of the Securities Exchange Act. The Debtors do not take any position with respect to: (a) such person’s influence over the control of the Debtors; (b) the management responsibilities or functions of such individual; (c) the decision-making or corporate authority of such individual; or (d) whether such individual could successfully argue that he or she, at the time of receipt of any transfers, was not an “insider” under applicable law (including for the purposes of section 503(c) of the Bankruptcy Code), including the federal securities laws, or with respect to any theories of liability or for any other purpose.

EXHIBIT A

NOTES AND SPECIFIC
DISCLOSURES REGARDING DEBTORS’
STATEMENTS OF OPERATIONS AND BALANCE SHEET

1. Basis of Presentation

The accompanying consolidated financial statements of the Debtors have been prepared solely for the purpose of complying with the monthly reporting requirements of the U.S. Bankruptcy Court of the District of New Hampshire (referred to herein as the "Monthly Operating Report"). The Monthly Operating Report is limited in scope, covers a limited time period and the schedules contained herein were not audited or reviewed by independent accountants nor are they intended to reconcile to any financial statements otherwise prepared or distributed by the Debtors or any of the Debtors' affiliates. Furthermore, because the Debtors’ accounting systems, policies, and practices were developed with a view to producing consolidated financial reporting on a quarterly basis, rather than by legal entity on a monthly basis, it is possible that not all assets or liabilities have been recorded at the correct legal entity of either the Debtors or the non -Debtor affiliates. The Debtors reserve all rights to supplement or amend any schedules contained in this Monthly Operating Report.

The information presented herein is unaudited, subject to further review and material adjustments, and has not been subject to all procedures that would typically be applied to financial information presented in accordance with Generally Accepted Accounting Principles in the United States of America (“US GAAP”), including, but not limited to, accruals, impairment adjustments, fair value assessments, tax provision, and other recurring adjustments considered necessary by management to fairly state the financial position and results of operations for the interim period(s) presented. As part of this Monthly Operating Report, intangibles, fixed assets and other long lived assets have not been tested for impairment as required pursuant to US GAAP. The results of that testing will likely result in significant asset impairment charges; such charges would be reflected in future Monthly Operating Reports. This Monthly Operating Report does not reflect certain quarter-end and year-end adjustments to assets, liabilities and operating results; such adjustments would be reflected in future Monthly Operating Reports.

As part of their restructuring efforts, the Debtors are reviewing their assets and liabilities on an ongoing basis, including without limitation with respect to intercompany claims and obligations, and nothing contained in this Monthly Operating Report shall constitute a waiver of any of the Debtors’ rights with respect to such assets, liabilities, claims and obligations that may exist.

The Debtors caution readers not to place undue reliance upon the information contained in this Monthly Operating Report. The results herein are not necessarily indicative of results which may be expected from any other period or for the full year and may not necessarily reflect the combined results and financial position of the Debtors in the future.

2. Treatment of Intercompany Transactions

The Monthly Operating Report does not include intercompany balances because the Debtors and their advisors are continuing to review the Debtors’ books and records to determine the accuracy of certain intercompany charges that may be contained in or missing from those books and records. For example, prior to the Petition Date, the parent company, GT Advanced Technologies Inc., did not maintain a ledger of intercompany transactions. Furthermore, the Debtors have not made any determination that tax refunds or attributes are assets or liabilities of a particular Debtor and the Debtors reserve all of their rights on this issue.

Pursuant to the Order, Pursuant to Bankruptcy Code Sections 105(A), 345(B), 363(C)(1), 364(A), 364(B), and 503(B)(1), Bankruptcy Rules 6003 and 6004, (A) Authorizing Debtors to Use Existing Cash Management System, (B) Authorizing and Directing Banks and Financial Institutions to Honor and Process Checks and Transfers, (C) Authorizing Continued Use of Intercompany Transactions, (D) Waiving Requirements of Section 345(B) of Bankruptcy Code and (E) Authorizing Debtors to Use Existing Bank Accounts and Existing Business Forms [Docket No. 64], the Debtors have kept detailed information on all post-Petition Date transfers of cash among the Debtors and such transfers did not amount to more than $2.8 million during the period covered by the Monthly Operating Report.

3. Treatment of Certain Liabilities and GAAP Disclosures

The Monthly Operating Report does not contain all disclosures that would be required for presentation in accordance with US GAAP and there can be no assurance that, from the perspective of an investor or potential investor, the Monthly Operating Report is complete. For instance, as discussed in more detail in the Company's Form 10 -Q filed with the SEC on August 7, 2014:

• The 2017 and 2020 convertible notes with a principal balance of $220M and $214M are recorded at a carrying value of
$177M and $123M, respectively. The amount represented in the liabilities subject to compromise is net of $7M of deferred financing costs. The difference between the carrying value and principal balances reflect fair value adjustments.

NOTES AND SPECIFIC
DISCLOSURES REGARDING DEBTORS’ STATEMENTS OF OPERATIONS AND BALANCE SHEET (cont.)

• The amounts received from Apple under the Prepayment Agreement with a principal balance of $439M are recorded at a carrying value of $359M to reflect fair value adjustments to the prepayment installments received.

• Share-based compensation expenses for employee awards are reflected in the Statement of Operations. Such expenses have been calculated using a methodology consistent with past practice.

For the period commencing on October 6th and thereafter, the company stopped accrued interest on both series of the
Convertible Notes and the Prepayment Amounts until further review of these obligations is completed.

The Debtors’ consolidated financial statements presented herein have been prepared on a going concern basis, which contemplates continuity of operations, realization of assets and liquidation of liabilities in the ordinary course of business. Certain prepetition liabilities have been reclassified as liabilities subject to compromise. Liabilities subject to compromise currently include debt obligations, amounts due to third parties for goods and services received prior to October 6, 2014, (the date of the voluntary bankruptcy petition) and certain known potential settlement claim amounts. The Debtors continue to analyze and reconcile these amounts, and, therefore, the amounts reflected herein are current estimates and subject to material change as additional analysis and decisions are completed.
.

GT ADVANCED TECHNOLOGIES
STATEMENTS OF OPERATIONS
EXCLUDING INTERCOMPANY ACTIVITY FOR THE FIVE WEEKS ENDED NOVEMBER 1, 2014

Case No.	14-11916	14-11919	14-11917	14-11929	14-11922	14-11925	14-11924	14-11923	14-11920
	GT Advanced Technologies Inc.	GTAT Corporation	GT Advanced Equipment Holding LLC	GT Advanced Equipment Holding, Inc	Lindberg Acquisition Corp	GT Advanced Cz LLC	GT Sapphire Systems Holdings LLC	GT Sapphire Systems Group LLC	GT Advanced Technologies Limited [1]	Non-Debtor Entities	Consolidated

($ in 000's)
Revenue	$$1,964	$	$	$	$	$$146	$384	$28	$2,523
Total Cost of revenue	57,825					522	(113)	76	58,310
Gross (loss) Profit	(55,860)					(375)	497	(48)	(55,787)

Research and development	3,772				6	87	48		3,913
Selling and marketing	232					104	2	(89)	249
General and administrative	5,546	1			45	84	184	72	5,932
Contingent consideration (income) expense	446								446
Restructuring charges and asset impairments	976						230	79	1,285
Amortization of Intangible Assets	264					153		662	1,079
Total Operating Expenses	11,236	1			51	429	464	724	12,904

Income (loss) from Operations	($67,097)	($1)	$		$($51)	$($804)	$33	($772)	($68,691)

Interest Income	5						1		6
Interest (Expense)	(184)				(9)				(192)
Interest component of forward FX contracts
Other Inc (Exp)	(326)					3	(137)	178	(283)
Reorganization Items, net	(3,977)								(3,977)
Income (loss) before taxes	$($71,579)	($1)	$		$($59)	$($801)	($103)	($594)	($73,137)
(Benefit) provision for income taxes								8	8

Net Income (loss)	$($71,579)	($1)	$		$($59)	$($801)	($103)	($603)	($73,146)

Notes:
[1] Includes immaterial amounts from GT Advanced Technologies GmbH, a non-debtor entity.

These financial statements and accompanying notes do not purport to represent financial statements prepared in accordance with Generally Accepted Accounting Principles in the United States of America, nor are they intended to be fully reconciled to any financial statements otherwise prepared or distributed by the Debtors or any of the Debtors’ affiliates. This information is unaudited and is subject to further review and potential adjustments. The accompanying disclaimers and notes are an integral part of these financial statements.

GT ADVANCED TECHNOLOGIES BALANCE SHEET
EXCLUDING INTERCOMPANY BALANCES AS OF NOVEMBER 1, 2014

Case No.	14-11916	14-11919	14-11929	14-11917	14-11922	14-11925	14-11924	14-11923	14-11920
	GT Advanced Technologies Inc.	GTAT Corporation	GT Advanced Equipment Holding LLC	GT Equipment Holdings, Inc.	Lindbergh Acquisition Corp.	GT Advanced Cz LLC	GT Sapphire Systems Holdings LLC	GT Sapphire Systems Group LLC	GT Advanced Technologies Limited[1]	Non-Debtor Entities	Consolidated

($ in 000's)
Current Assets
Cash and cash equivalents		$67,837	$19		$295	$759	$1,234	$5,064	$75,209
Restricted cash							1,330		1,330
Accounts receivable, net		7,769			13	152	1,674	63	9,671
Inventories		64,406				2,459	62,602	2,615	132,083
Deferred costs		4,892				341	42,424		47,657
Vendor advances		5619					7,805	53	13,477
Deferred income taxes		22,224			28			2,005	24,256
Refundable income taxes		2,753							2,753
Prepaid expenses and other current assets		21,107				685	533	280	22,605
Total current assets		196,605	19		335	4,397	117,603	10,081	329,040
Property, plant and equipment, net		624,959			1,186	683	836	789	628,452
Intangible assets, net		25,657				11,838		53,739	91,234
Goodwill		51,370			1,197			4,366	56,933
Deferred cost		15					26,528		26,543
Other assets		70,199			7,348	3	80,410	337	158,297
Total Assets [2] [3]		$$968,805	$19	$	$$10,066	$$16,920	$225,337	$69,311	$1,290,500

Current Liabilities
Prepayment obligation		357,125							357,125
Accounts payable		2,350				419	191	2,584	5,545
Accrued expenses and other current liabilities		20,248				428	7,611	2,290	30,577
Contingent consideration								3,140	3,140
Customer deposits	185				1,987	1,058	17,408	40	20,678
Deferred revenue	36,540					586	31,006		68,131
Accrued income taxes	(8,496)				8,608		4	369	484
Total current liabilities	407,953				10,596	2,491	56,219	8,422	485,681

Liabilities Subject to Compromise	292,797	155,244			4,107	1,619	53,086		506,853

Non-Current Liabilities
Deferred Income taxes					14,808			1,253	16,061
Customer deposits							55,598		55,598
Deferred revenue		142,258					41,335		183,593
Contingent consideration								222	222
Other non-current liabilities		12,624					32		12,656
Accrued Income Taxes		20,787							20,787
Total Non-Current Liabilities		175,669			14,808		96,965	1,475	288,917

Stockholder's Equity		(34,799)	43		(48,783)	(3,267)	159,087	(63,233)	9,049

Total Liabilities and Stockholder's Equity [3]	$292,797	$70,4068	$43	$	$($19,272)	$$842	$365,358	($53,336)	$1,290,500

Notes:
[1] Includes immaterial amounts from GT Advanced Technologies GmbH, a non-debtor entity.
[2] It would be prohibitively expensive, unduly burdensome, and an inefficient use of estate assets for the Debtors to obtain current market valuation of each of their assets. Accordingly, unless otherwise indicated, this monthly operating report reflect net book values as of November 1, 2014. Parties are also cautioned that book value is not, in any way, indicative of the fair market value of any of the Debtors’ assets.
[3] Due to the exclusion of intercompany balances, Total Assets may not equal Total Liabilities and Stockholder's Equity.

These financial statements and accompanying notes do not purport to represent financial statements prepared in accordance wit h Generally Accepted Accounting Principles in the United States of America, nor are they intended to be fully reconciled to any financial statements otherwise prepared or distributed by the Debtors or any of the Debtors’ affiliates. Th is information is unaudited and is subject to further review and potential adjustments. The accompanying disclaimers and notes are an integral part of these financial statements.

REORGANIZATION ITEMS, NET

($ in 000's)
Professional fees	$3,959
U.S. Trustee fees	18

Total	$3,977

LIABILITIES SUBJECT TO COMPROMISE

($ in 000's)
Convertible Notes	$292,797
Accounts payable	142,105
Accrued expenses and other liabilities	45,919
Contingent Consideration	20,985
Other non-current liabilities	5,047

Total	$506,853

These financial statements and accompanying notes do not purport to represent financial statements prepared in accordance with Generally Accepted Accounting Principles in the United States of America, nor are they intended to be fully reconciled to any financial statements otherwise prepared or distributed by the Debtors or any of the Debtors’ affiliates. This information is unaudited and is subject to further review and potential adjustments. The accompanying disclaimers and notes are an integral part of these financial statements.